Exhibit 10.13.1

APPLE INC.

STATEMENT OF WORK

UNDER THE

MASTER DEVELOPMENT AND SUPPLY AGREEMENT

[*****]

[*****] SOW

THIS STATEMENT OF WORK (the “SOW”) is entered into by and between Apple Inc., a California corporation having its principal place of business at 1 Infinite Loop, Cupertino, California 95014, Apple [*****] (collectively, “Apple”), and Audience Inc., a California corporation, having its principal place of business at 1330 Villa Street, Mountain View, Ca 94041 (“Company”), effective as of August 6, 2008 (the “Effective Date”).

PURPOSE

Apple and Company are parties to that certain Master Development and Supply Agreement [*****], effective as of August 6, 2008 (the “Agreement”) and now desire to add this SOW to the Agreement to set forth terms and conditions specific to the development and production of products and services to be provided by Company and its affiliates under the Agreement for use in Apple’s products.

AGREEMENT

The terms and conditions of the Agreement are incorporated herein by reference. To the extent the terms and conditions of this SOW conflict with the Agreement, this SOW will govern with respect to the Goods specified herein. Capitalized terms used herein, but not defined in this SOW will have the meanings set forth in the Agreement.

1.	Production Services and Order Fulfillment

1.1. Goods. Supplier agrees to sell and deliver the Goods listed on Schedule 1 attached hereto, to [*****] in accordance with the Agreement and the Specifications and other requirements set forth in the documents listed in Schedule 2 attached hereto and all software required to use the Goods [*****], in [*****] (“Software”). The Specifications and other documents set forth on Schedule 2 are incorporated herein by reference. The Goods are described in Project Requirements Document No. [*****], the initial version of which is attached in Schedule 3 and hereby incorporated herein by reference (the “PRD”)

1.2. Flexibility Schedule. The Flexibility Schedule of the [*****] is as follows:

Notice Given	% [*****]
≤ [*****] weeks	[*****]	%
> [*****] weeks ≤ [*****]	[*****]	%
> [*****] weeks	[*****]	%

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.3. Development Deliverables. Supplier will provide [*****] the deliverables and related services necessary to develop the Goods, including, without limitation, the Development Deliverables identified in the latest version of the PRD.

1.4. [*****] Code. Upon Apple’s request [*****], Supplier will promptly deliver to [*****] certain [*****] code used to manufacture the Development Deliverables and Goods (“[*****] Code”).

1.5. Samples. Upon request, Supplier will provide Apple with samples of the Goods as requested in the PRD.

1.6. Hubs. Supplier will provide the Goods in accordance with Section 2.5(c) of the Agreement using the Hubs to be mutually agreed by the parties after the Effective Date.

1.7. Production. [*****] will commence [*****] of the Goods during the [*****] calendar quarter of [*****], with specific production dates and requirements to be set forth in the Forecast, Specifications and PRD.

2.	Purchase Terms

2.1. Prices. The per unit Prices of the Goods are set forth on Schedule 1.

3.	Intellectual Property

3.1. [*****] Technology. All [*****] to the [*****] made by or for [*****] shall be [*****].

3.2. [*****] Technology.

(a) License. This Section 3.2(a) applies in lieu of Section 10.3(b)(i) of the Agreement for the Goods:

(i) If [*****] incorporates or uses any [*****] Technology in providing the Goods under the Agreement, [*****] grants to [*****] a non-exclusive, irrevocable, royalty-free, perpetual, worldwide right and license under [*****] Intellectual Property Rights in such [*****] Technology to use, sell, offer to sell, import, and distribute the [*****] solely as may be necessary to use and incorporate the [*****] in [*****].

(ii) [*****] hereby grants [*****] a non-exclusive, worldwide, irrevocable, royalty-free, perpetual right and license under [*****] Intellectual Property Rights in [*****] Technology to:

(A) use, reproduce, have reproduced, display, perform, execute, compile the [*****] embedded or to be embedded in the Goods solely as may be necessary to [*****] the Development Deliverables and the Goods.

(B) use, reproduce, display, perform, modify, compile, execute, make derivative works of, the [*****] to be distributed with the Good for [*****] the Goods (collectively “[*****]”), and any modified versions or derivatives of any of the foregoing, solely as may be necessary to use and incorporate the Goods in [*****].

(C) Distribute the [*****] in [*****] for use with the Goods.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.3. Restricted Technology. The parties agree that Restricted Technology shall mean:

(a) integration of [*****], and

(b) [*****] used to implement the Goods.

3.4. Exclusivity. Notwithstanding anything to the contrary set forth in Section 10.3(e) of the Agreement, the Exclusivity Period for the Goods shall be [*****], provided such Exclusivity Period shall terminate if [*****] ceases development of all [*****] products using the Goods [*****] and such cessation by [*****] is not due to (a) Supplier’s failure to [*****], (b) Supplier’s inability to [*****], or (c) Supplier’s or its successor in interest upon a Change of Control of Supplier [*****]. If [*****] ceases development of all [*****] products using the Goods [*****] and such cessation by [*****] is due to any of the reasons set forth in clauses (a)-(c) above, and [*****] subsequently sells the Goods [*****] after termination of the [*****] for the Goods, [*****] will return [*****] as of the date of such cessation [*****] of the initial sale of such Goods to [*****]. If [*****] ceases development of [*****] products using Goods for [*****] not including termination [*****] shall have no obligation to [*****].

4.	Other Terms and Conditions

4.1. [*****]. [*****] is [*****] associated with the custom Goods developed by Supplier for Apple hereunder and specified in Schedule 1.

4.2. Limitation on Liability. [*****] liability under Section 5.4(b) of the Agreement for [*****], [*****] or [*****] for the Goods specified in this SOW shall not [*****]; provided in no event shall [*****] total liability under Section 5.4(b) of the Agreement for the Goods specified in this SOW exceed the greater of (i) [*****], or (ii) [*****]; and provided further that the foregoing limitation of [*****] liability under Section 5.4(b) of the Agreement for the Goods specified in this SOW shall terminate and have no further force or effect upon [*****]. In the event of [*****], [*****] agrees to [*****] an amendment to this Section 4.2 that is consistent with terms offered to other [*****] that are similarly situated financially to [*****].

4.3. Subcontractors: In addition to the subcontractors described in Section 6.4 of the Agreement, [*****] will use the following subcontractors for design and development of the Goods:

[*****]

[*****]

[*****]

[*****]

4.4. [*****]. If the Parties have not entered into an SOW pursuant to which [*****] grants [*****] a design license for [*****] by [*****], upon [*****] request, the following shall apply:

(a) [*****]. Within [*****] days after [*****] approval of Goods for a committed program, [*****] will: (i) enter into a [*****] agreement in a mutually agreeable form (the “[*****] Agreement”), with [*****] and [*****]. or another mutually agreeable, reputable, third party [*****] company (the “[*****]”) for a period of [*****] from the date of this Agreement; (ii) concurrent with entering in to such [*****] Agreement, [*****] (the “[*****] Materials”) and; (iii) update the [*****] Materials as necessary to keep them current. The

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****] Materials will be maintained in [*****] pursuant to the terms of the [*****] Agreement [*****]. Supplier shall provide confirmation and evidence that all required materials are being [*****] at [*****]. [*****] shall supply such confirmation and evidence [*****] or as often as [*****].

(b) [*****] Conditions. A “[*****] Condition” shall be deemed to have occurred under this Section 4.4 and the [*****] Agreement upon the occurrence of any of the following: (i) [*****] can no longer [*****] in the [*****] required by [*****] pursuant to Section 2.2 and such [*****] is not cured [*****] from the date of notice, (ii) except in the event of a Force Majeure as defined in Section 9 of the General Terms and Conditions attached hereto as Attachment 2, [*****] cannot meet the [*****] required by [*****] pursuant to Section 2.5(a) and fails to cure any such failure [*****] from the date of notice, (iii) [*****] becomes [*****]; (iv) any voluntary or involuntary proceeding is commenced by or against [*****] under any law providing relief to [*****] as a debtor and this Agreement is not assumed by the bankruptcy trustee (or debtor-in-possession) [*****] of such proceeding being commenced; (v) [*****] or [*****] to do business; (vi) [*****] or its [*****], materially breaches the Agreement or applicable SOW and such breach is not cured [*****]; or (vi) [*****] to a [*****] occurs. For the purposes of this Agreement, a “[*****]” shall be considered an entity who designs, markets and/or sells [*****]. Upon the occurrence of any Release Condition and pursuant to the terms of the [*****] Agreement, [*****] may, [*****], [*****] with respect to Section 4.4(c) below and provide both the [*****] and the [*****] with written notice of the occurrence of a [*****] Condition pursuant to the terms of the [*****] Agreement and [*****] of the [*****] which shall be governed by the terms of the [*****] Agreement.

(c) License to [*****] Technology and [*****] Upon [*****] Condition. Effective upon the occurrence of a [*****] Condition and subject to the procedures outlined in Section 4.4(b) above and notwithstanding anything herein to the contrary, [*****] shall be deemed to have granted to [*****] and its subsidiaries, with no further action required, and [*****] hereby grants [*****] and its subsidiaries (effective upon the occurrence of a [*****] Condition as stated above, as mutually agreed) a [*****], worldwide, irrevocable, [*****] right and license under [*****] Intellectual Property Rights in [*****] Technology, including such [*****] Technology comprising the [*****] and any related [*****] to: make, have made, use, sell, offer to sell, import, reproduce, have reproduced, display, perform, distribute, execute, compile, modify and create or have created derivative works of the Development Deliverables and the Goods solely as may be necessary to [*****] Development Deliverables and the Goods and to use and incorporate the Goods in [*****] pursuant to this Agreement, including the right to avail itself of and receive [*****] other business terms for the Goods.

5.	Communications

Notices and other correspondence related to the Goods and Services covered by this SOW will be sent to:

5.1. Business Contacts.

	For Apple	For Supplier
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	[*****]
Fax	[*****]	[*****]
Email	[*****]	[*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2. Legal Contacts.

	For Apple	For Supplier
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop, MS 3-I	650 Page Mill Rd
Address	Cupertino, CA 95014	Palo Alto, CA 94304
Phone	[*****]	[*****]
Fax	[*****]	[*****]
Email	[*****]	[*****]

5.3. Technical Contacts.

	For Apple	For Supplier
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	[*****]
Fax	[*****]	[*****]
Email	[*****]	[*****]

6.	No Other Changes

6.1. No Other Changes. Except as expressly amended by this SOW, all other terms and conditions and provisions of the Agreement shall apply.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the parties hereto have caused this SOW to be executed by their duly authorized representatives.

Apple Inc.		Audience Inc.

By	/s/ Tony J. Blevins	By	/s/ Peter Santos

Name	Tony J. Blevins	Name	Peter Santos

Title	Sr. Director, Operations	Title	President & CEO

Apple [*****]

By	/s/ [*****]

Name	[*****]

Title	Director

Date	9 September 2008

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 1

Goods

Apple Part	Supplier Part #	Price*			Lead Time	MOQ	Description
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****] units	[*****]

*	Prices will be the [*****] paid for each unit of such Goods.

Milestone/Progress Review		Est. Date		[*****] Payment

i)	Payable upon the [*****]	[*****]		$	[*****]
ii)	Payable upon the [*****]	[*****]		$	[*****]
iii)	Payable upon [*****] using Goods	[*****]		$	[*****]
			Total	$	[*****]

Notes:

The above [*****] includes the initial [*****] and delivery of samples including [*****] from each of the [*****].

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 2

Specifications

Documents

Document Title	Description
[*****]	Specifications for the Goods

Apple Requirements Documents

P/N	Title
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 3

Project Requirements Document [*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential	Page 9